Updated as of September 10, 2024

EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES

Amended and Restated Multiple Class Plan

Fund	Effective Date
Global Growth Fund[3]	September 18, 2019
Global Small Capitalization Fund[3]	September 18, 2019
U.S. Small and Mid Cap Equity Fund[3]	Commencement of Operations
Growth Fund[1]	September 18, 2019
International Fund[1]	September 18, 2019
New World Fund[3]	September 18, 2019
Capital World Growth and Income Fund[3]	May 1, 2021
Growth-Income Fund[1]	September 18, 2019
International Growth and Income Fund[3]	September 18, 2019
Washington Mutual Investors Fund[3]	May 1, 2021
Capital Income Builder[3]	September 18, 2019
Asset Allocation Fund[1]	September 18, 2019
American Funds Global Balanced Fund[3]	May 1, 2022
American Funds Mortgage Fund[3]	May 1, 2020
The Bond Fund of America[3]	May 1, 2021
Corporate Bond Fund[3]	September 18, 2019
Capital World Bond Fund[3]	May 1, 2020
American High-Income Trust[1]	May 1, 2021
Ultra-Short Bond Fund[1]	September 18, 2019
U.S. Government Securities Fund[1]	May 1, 2021

Managed Risk Growth Fund[2]	September 18, 2019
Managed Risk International Fund[2]	September 18, 2019
Managed Risk Washington Mutual Investors Fund[2]	May 1, 2021
Managed Risk Growth-Income Fund[2]	September 18, 2019
Managed Risk Asset Allocation Fund[2]	September 18, 2019

Portfolio Series – American Funds Global Growth Portfolio[3]	September 18, 2019
Portfolio Series – American Funds Growth and Income Portfolio[3]	September 18, 2019
Portfolio Series – American Funds Managed Risk Growth Portfolio[2]	September 18, 2019
Portfolio Series – American Funds Managed Risk Growth and Income Portfolio[2]	September 18, 2019
Portfolio Series – American Funds Managed Risk Global Allocation Portfolio[2]	September 18, 2019

Target Date Series - American Funds IS 2070 Target Date Fund[3]	May 1, 2024
Target Date Series - American Funds IS 2065 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2060 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2055 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2050 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2045 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2040 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2035 Target Date Fund[3]	September 18, 2019

Fund	Effective Date
Target Date Series - American Funds IS 2030 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2025 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2020 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2015 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2010 Target Date Fund[3]	September 18, 2019

1 Fund offers Class 3 shares

2 Fund offers Class P1 and P2 shares only. Does not offer Class 1, 1A, 2, 3, or 4 shares

3 Fund offers Class 1, 1A, 2, and 4 shares only. Does not offer Class 3, P1 or P2 shares